UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2006

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 5.02 Departure of Directors or Principal Officers

On February 17, 2006 the Company issued a press release titled “AMERICAN ECOLOGY ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER” disclosing that James R. Baumgardner has resigned his position as the Company’s Chief Financial Officer effective March 24, 2006.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.

Exhibit 99	Press Release, dated February 17, 2006, entitled “AMERICAN ECOLOGY ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: February 17, 2006	By: /S/ James R. Baumgardner
James R. Baumgardner
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Press Release, dated February 17, 2006, entitled “AMERICAN ECOLOGY ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER ”